UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   1.01.           Entry Into a Material Definitive Agreement.

On May 1, 2012, ZBB Energy Corporation (the “Company”) entered into Securities Purchase Agreements with certain investors providing for the sale of a total of $2,465,000 of Zero Coupon Convertible Subordinated Notes (the “Notes”).  The Notes, which will mature on August 31, 2012, will be issued to investors in an initial principal amount equal to the investor’s subscription amount times 110% and will not bear interest except following default.

The Notes are convertible into shares of common stock of the Company (“Common Stock”) at an exercise price equal to $0.53, which was the closing price of the Common Stock on May 1, 2012 (the “Conversion Price”).

In connection with the Notes, the Company will execute in favor of the investors a Security Agreement providing for a security interest in all of the assets of the Company and certain subsidiaries of the Company (the “Security Agreement”).

In connection with the purchase of Notes, each investor will receive a warrant (the “Warrant”) to purchase a number of shares of Common Stock equal to 55% times such investor’s investment in the Notes divided by the Conversion Price, at an exercise price equal to the Conversion Price.  Each Warrant will be exercisable at any time on or after the six month anniversary of date of issuance (the “Initial Exercise Date”) and on or prior to the close of business on the four and one-half year anniversary of the Initial Exercise Date, but not thereafter.

The closing of the sale of these Notes is expected to take place on or about May 7, 2012, subject to customary closing conditions.

MDB Capital Group, LLC (“MDB Capital”) acted as the Company’s exclusive placement agent in connection with the offering.  MDB Capital will receive a fee equal to 8% of the gross proceeds from the sale of the Registered Notes (as defined below).

The net proceeds from the transactions will be used to meet the Company’s working capital needs and for general corporate purposes.

The issuance of $1,835,000 of these Notes were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was declared effective on March 21, 2011 (File No. 333-171957) (the “Registration Statement”) which registers the sale of such Notes (the “Registered Notes”) and the Common Stock into which such Notes are convertible.  The remaining $630,000 of Notes, and the Common Stock into which such Notes are convertible, and the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Unregistered Securities”) are being sold without registration under the Securities Act of 1933, as amended (the “Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Since the Unregistered Securities have not been registered, they may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

A copy of the form of the Securities Purchase Agreements providing for the issuance and sale of the registered Notes is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the form of the Securities Purchase Agreements providing for the issuance and sale of the unregistered Notes is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  A copy of the form of the Notes which are being registered is attached hereto as Exhibit 10.3 and is incorporated herein by reference.  A copy of the form of the Notes which are not being registered is attached hereto as Exhibit 10.4 and is incorporated herein by reference.  A copy of the form of the Security Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.  A copy of the form of the Warrants is attached hereto as Exhibit 10.6 and is incorporated herein by reference.  Exhibits 5.1, 5.2, 23.1 and 23.2 are filed herewith in connection with the Registration Statement and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K does not constitute an offer to sell or solicitation of offers to buy the Notes and Warrants or any other securities.

The foregoing summaries of the Securities Purchase Agreements, Notes, Warrants and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents.

Item	3.02. Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: May 1, 2012	By: /s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5.1                        Opinion of K&L Gates, LLP

5.2                        Opinion of Godfrey & Kahn, S.C.

10.1                      Form of Securities Purchase Agreement

10.2                      Form of Securities Purchase Agreement

10.3                      Form of Zero Coupon Convertible Subordinated Note (registered)

10.4                      Form of Zero Coupon Convertible Subordinated Note (unregistered)

10.5                      Form of Security Agreement

10.6                      Form of Warrant

23.1                      Consent of K&L Gates, LLP (included as part of Exhibit 5.1)

23.2                      Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.2)